UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 2, 2006
Tesoro Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-3473	95-0862768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Concord Plaza Drive San Antonio, Texas (Address of principal executive offices)	78216-6999 (Zip Code)
(210) 828-8484
(Registrant’s telephone
number, including area code)
Not Applicable
(Former name or former address, if
changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Index to Exhibits
2006 Long-Term Stock Appreciation Rights Plan
Amended and Restated Executive Security Plan
Amended and Restated Executive Long-Term Incentive Plan
Form of First Amendment to Amended and Restated Employment Agreement
Form of First Amendment to Employment Agreement - Finnerty
Form of First Amendment to Employment Agreement - Lewis
Form of First Amendment to Employment Agreement - Wright
Press Release

Item 1.01 Entry into a Material Definitive Agreement.
2006 Executive Compensation
On February 2, 2006, the Compensation Committee of the Board of Directors of Tesoro Corporation (“Tesoro” or the “Company”) approved base salary increases effective February 5, 2006 and annual incentive bonus targets effective January 1, 2006 for the Company’s named executive officers (as defined in Item 402 (a) (3) of Regulation S-K) and certain other executive officers. In addition, the Compensation Committee on February 2, 2006 approved long-term incentive awards for the Company’s named executive officers and certain other key employees under the Amended and Restated Executive Long-Term Incentive Plan. The long-term incentive awards included stock options granted at an exercise price of $67.35 per share and restricted shares of our common stock. The awarded stock options and restricted shares vest ratably over a three-year period beginning in 2007. The following table summarizes the approved compensation for each of the Company’s named executive officers.

		Annual
		Incentive		Shares
		Bonus Target	Stock	of
		(% of Base	Option	Restricted
Name/Title	Base Salary	Salary)	Shares	Stock

Bruce A. Smith
Chairman of the Board of Directors, President and Chief Executive Officer	$1,200,000	100%	165,000	27,000

William J. Finnerty
Executive Vice President and Chief Operating Officer	$630,000	85%	45,800	9,800

Gregory A. Wright
Executive Vice President and Chief Financial Officer	$585,000	75%	36,300	7,800

Everett D. Lewis
Executive Vice President, Strategic Planning	$450,000	70%	23,200	5,000

J. William Haywood
Senior Vice President, Refining	$385,000	55%	16,550	3,500

2006 Incentive Compensation Program
The Company’s named executive officers, as well as other officers and employees of the Company, are eligible to participate in the 2006 Incentive Compensation Program (the “Program”). The Program’s performance metrics were approved by the Compensation Committee on February 2, 2006. The performance metrics are: (i) cash flows from operations; (ii) total shareholder return relative to Tesoro’s peer group; (iii) business improvement initiatives; (iv) safety and environmental goals; and (v) business unit/team goals. The performance period of the Program is one year through December 31, 2006.
2006 Long-Term Stock Appreciation Rights Plan
The Board of Directors approved the 2006 Long-Term Stock Appreciation Rights Plan (the “SAR Plan”) on February 2, 2006. The SAR Plan permits the grant of stock appreciation rights (“SARs”) to key managers and other employees of the Company. A SAR granted under the SAR Plan entitles an employee to receive cash in an amount equal to the excess of the fair market value of one share of common stock on the date of exercise over the grant price of the SAR. Unless otherwise specified, all SARs under the SAR Plan vest ratably during a three-year period following the date of grant. The term of a SAR granted under the SAR Plan shall be determined by the Compensation Committee provided that no SAR shall be exercisable on or after the tenth anniversary date of its grant. The SAR Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Executive Compensation Plan and Employment Agreement Amendments
On February 2, 2006 the Board of Directors approved amendments to certain of the Company’s executive compensation plans and Employment Agreements between the Company and certain of its executive officers to, among other things, conform to the American Jobs Creation Act of 2004 which changed the income tax treatment of nonqualified deferred compensation and imposed new requirements on both the terms and operations of the plans and agreements under Section 409A of the Internal Revenue Code. The approved amendments also provide consistency between the terms of the Employment Agreements and the Amended and Restated Executive Long-Term Incentive Plan (the “1993 Plan”) and certain other of the Company’s benefit plans. The amendments approved by the Board of Directors include the following:
1993 Plan
•	Modify the termination of employment provisions for stock options in recognition that certain participants have extended post-employment exercise rights through separate agreements with the Company, but not beyond ten years from the date of grant, as required by the 1993 Plan.

•	Modify the 1993 Plan with respect to grandfathered benefits to preserve the grandfathering of those accrued and vested benefits as of December 31, 2004, as required by Section 409A of the Internal Revenue Code.

•	Eliminate the section of the 1993 Plan providing for additional deferral opportunities upon exercise of stock options or SARs or lapse of restrictions on restricted stock, as required by Section 409A of the Internal Revenue Code.
Executive Security Plan
•	Conform to the requirements of Section 409A of the Internal Revenue Code with regard to amounts not earned and vested as of December 31, 2004.

•	Modify the Executive Security Plan with respect to grandfathered benefits to preserve the grandfathering of those accrued and vested benefits as of December 31, 2004.

Employment Agreements
•	Amend to require six-month delay in severance benefits payable under certain conditions.

•	Amend other terms and conditions to comply with the American Jobs Creation Act of 2004, where necessary.

•	Modify the language in the agreements regarding post employment benefit continuation to provide consistency with the Company’s statutory benefit plans.
The Amended and Restated Executive Security Plan is effective as of January 1, 2005. The Amended and Restated 1993 Plan and the Employment Agreement Amendments are effective as of February 2, 2006. The Employment Agreements were amended for the following executive officers: (i) Bruce A. Smith, (ii) William J. Finnerty, (iii) Everett D. Lewis and (iv) Gregory A. Wright. The Amended and Restated Executive Security Plan is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference. The Amended and Restated 1993 Plan is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference. The form of the Employment Agreement Amendments are filed as Exhibits 10.4 through 10.7 to this Current Report on Form 8-K and are incorporated herein by reference.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On February 2, 2006 Tesoro issued a press release (the “Press Release”) announcing that its Board of Directors had elected William J. Finnerty as Executive Vice President and Chief Operating Officer. Mr. Finnerty was named Executive Vice President, Operations in January 2005. He joined Tesoro in 2003 as Vice President, Crude Oil and Logistics of Tesoro Refining and Marketing Company. Prior to joining Tesoro, Mr. Finnerty served in several capacities including, Vice President, Trading North America Crude for ChevronTexaco from October 2001 to November 2003, Vice President, Texaco Oil Trading and Transport Company from May 2001 to October 2001 and Senior Vice President, Trading and Operations for Equiva Trading Company from June 2000 to May 2001.
Item 9.01 Financial Statements and Exhibits.
     (c) Exhibits.
10.1	2006 Long-Term Stock Appreciation Rights Plan of Tesoro Corporation.

10.2	Tesoro Corporation Amended and Restated Executive Security Plan.

10.3	Tesoro Corporation Amended and Restated Executive Long-Term Incentive Plan.

10.4	Form of First Amendment to Amended and Restated Employment Agreement between the Company and Bruce A. Smith dated as of February 2, 2006.

10.5	Form of First Amendment to Employment Agreement between the Company and William J. Finnerty dated as of February 2, 2006.

10.6	Form of First Amendment to Employment Agreement between the Company and Everett D. Lewis dated as of February 2, 2006.

10.7	Form of First Amendment to Employment Agreement between the Company and Gregory A. Wright dated as of February 2, 2006.

99.1	Press Release issued on February 2, 2006 by Tesoro Corporation.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 8, 2006

TESORO CORPORATION
By:	/s/ OTTO C. SCHWETHELM
Otto C. Schwethelm
Vice President and Controller

Index to Exhibits

Exhibit Number	Description
10.1	2006 Long-Term Stock Appreciation Rights Plan of Tesoro Corporation.

10.2	Tesoro Corporation Amended and Restated Executive Security Plan.

10.3	Tesoro Corporation Amended and Restated Executive Long-Term Incentive Plan.

10.4	Form of First Amendment to Amended and Restated Employment Agreement between the Company and Bruce A. Smith dated as of February 2, 2006.

10.5	Form of First Amendment to Employment Agreement between the Company and William J. Finnerty dated as of February 2, 2006.

10.6	Form of First Amendment to Employment Agreement between the Company and Everett D. Lewis dated as of February 2, 2006.

10.7	Form of First Amendment to Employment Agreement between the Company and Gregory A. Wright dated as of February 2, 2006.

99.1	Press Release issued on February 2, 2006 by Tesoro Corporation.